UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On March 13, 2018, voters in Bethlehem, New Hampshire did not vote in favor of Article 4 to change the zoning laws of the town to allow for a 70-acre landfill expansion at the company’s North Country Environmental Services, Inc. (“NCES”) landfill. In addition, the residents did not vote in favor of Article 22, which directed the town’s Board of Selectmen to negotiate a new long-term host community agreement with NCES.
The NCES landfill is a Subtitle D landfill located in Bethlehem, NH that the company purchased in 1994. The landfill currently consists of approximately 50 acres of permitted landfill area, and is expected to have available capacity through 2021 or 2023 depending upon engineering design and permitting. The landfill is permitted to accept municipal solid waste, construction and demolition waste and certain pre-approved special waste materials. While the landfill does not have an annual tonnage limit, the company plans to place approximately 250,000 tons at the site in 2018.
The company plans to continue to work with the residents of Bethlehem on the next steps for the NCES landfill, including alternative expansion strategies past the current permitted capacity. The landfill is an important environmental and economic contributor to the community and the State of New Hampshire.
On March 8, 2018, the company received notice from the Toxic Actions Center and the Conservation Law Foundation of their intent to sue the company over alleged violations of the Clean Water Act at the NCES landfill. The company plans to vigorously defend these allegations if and when an action is filed.
Safe Harbor Statement
Certain matters discussed in this press release are "forward-looking statements". These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s beliefs and assumptions. We cannot guarantee that we actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements, and all phases of our operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in our forward-looking statements. Such risks and uncertainties include or relate to, among other things: the ability for us to develop additional airspace at the NCES landfill. There are a number of other important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2017.
We undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: March 14, 2018	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

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